UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2018

CBS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

51 West 52nd Street New York, New York		10019
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 975-4321

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events.

On December 17, 2018, CBS Corporation (the “Company”) consummated its offer to exchange all of its outstanding (1) 2.900% Senior Notes due 2023 (the “2023 Original Notes”) and (2) 3.700% Senior Notes due 2028 (the “2028 Original Notes” and together with the 2023 Original Notes, the “Original Notes”), which were sold on November 16, 2017 in transactions not requiring registration under the Securities Act of 1933 (the “Securities Act”) and issued by the Company, for (1) an equal aggregate principal amount of its newly issued 2.900% Senior Notes due 2023 (the “2023 Exchange Notes”) and (2) an equal aggregate principal amount of its newly issued 3.700% Senior Notes due 2028 (the “2028 Exchange Notes” and together with the 2023 Exchange Notes, the “Exchange Notes”), which have been registered under the Securities Act. Of the Original Notes, $399,415,000 aggregate principal amount of the 2023 Original Notes and $494,000,000 aggregate principal amount of the 2028 Original Notes were exchanged for an equal aggregate principal amount of the 2023 Exchange Notes and an equal aggregate principal amount of the 2028 Exchange Notes, respectively. The Company received no cash proceeds from the issuance of the Exchange Notes in the exchange offer. The exchange offer expired at 5:00 p.m., New York City time, on December 12, 2018.

The terms of the Exchange Notes are substantially identical to the terms of the Original Notes, except that the Exchange Notes are registered under the Securities Act and bear a different CUSIP number from the Original Notes of the same series, and the transfer restrictions, registration rights and related additional interest terms applicable to the Original Notes do not apply to the Exchange Notes. Payment of the Original Notes was, and payment of the Exchange Notes is, fully and unconditionally guaranteed by CBS Operations Inc., a wholly owned subsidiary of the Company, on an unsecured senior basis. The Original Notes surrendered in exchange for the Exchange Notes were retired and cancelled and may not be reissued. Accordingly, the issuance of the Exchange Notes did not result in any increase in the Company’s outstanding indebtedness or in the obligations of CBS Operations Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CBS CORPORATION (Registrant)

By:	/s/ Christina Spade
Name: Christina Spade
Title: Executive Vice President, Chief Financial Officer

Date: December 17, 2018